SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                     ________________________________________

                                     FORM 8-K

                                  CURRENT REPORT
                     ________________________________________

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):  August 12, 1994


                               SHAWMUT NATIONAL CORPORATION
                   (Exact Name of Registrant as Specified in Charter)


                 Delaware             1-10102             06-1212629
                 (State or other      (Commission File    (IRS Employer
                 jurisdiction of      Number)             Identification No.)
                 Incorporation)



                 777 Main Street, Hartford, Connecticut            06115
                 One Federal Street, Boston, Massachusetts         02211
                 (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code:    (203) 986-2000
                                                               (617) 292-2000


                                  Not Applicable
              (Former Name or Former Address, if Changed Since Last Report)

                                Page 1 of 3 pages

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           ITEM 5.   OTHER EVENTS.


           The following relates to the publication of unaudited financial results of Shawmut National Corporation (the Corporation) which reflect the acquisitions of Peoples Bancorp of Worcester, Inc., New Dartmouth Bank and Gateway Financial Corporation (all of which were consummated in the second quarter of 1994 and accounted for as poolings of interests). The publication of these unaudited financial results is in connection with certain provisions of the merger agreement between the Corporation and New Dartmouth Bank and includes at least 30 days of post merger combined results of operations pursuant to Securities and Exchange Commission Accounting Series Release No. 135. For the seven month period ended July 31, 1994, tax-equivalent interest income and noninterest income was $1,309,111,000. Net income for this period was $86,953,000.

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                                    SIGNATURES

                Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SHAWMUT NATIONAL CORPORATION





                                         By:   (Joel B. Alvord)
                                               _____________________
                                               Joel B. Alvord
                                               Chairman and Chief
                                               Executive Officer

       Dated:  August 12, 1994



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